P R O S P E C T U S

March 30, 2005

The PIA BBB Bond Fund

Pacific Income Advisers, Inc. (PIA) is the investment adviser to the PIA BBB Bond Fund (the “Fund”). Only authorized investment advisory clients of PIA are eligible to invest in the PIA BBB Bond Fund.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the PIA BBB Bond Fund invests and the services it offers to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, California 90401
1-800-251-1970

The PIA BBB Bond Fund is distributed by Syndicated Capital, Inc.

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TABLE OF CONTENTS

Questions Every Investor Should Ask Before Investing in the Fund	3

Fees and Expenses	6

Investment Objective, Strategies and Risks	7

Management of the Fund	9

The Fund’s Share Price	9

Purchasing Shares	10

Redeeming Shares	11

Dividends, Distributions and Taxes	14

Financial Highlights	15

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QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE FUND

1.  What are the Fund’s Goals?

The PIA BBB Bond Fund seeks to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard & Poor’s Rating Group (“Standard & Poor’s”) and the Baa category by Moody’s Investors Services (“Moody’s”). A bond index which generally reflects these return characteristics is the Lehman Brothers Baa Credit Index.

2.  What are the Fund’s Principal Investment Strategies?
The PIA BBB Bond Fund invests primarily (normally at least 80% of its net assets) in bonds rated BBB by Standard & Poor’s or Baa by Moody’s.

The weighted average duration of the PIA BBB Bond Fund will range from five to eight years. Duration is a measure of a debt security’s price sensitivity. Higher duration indicates bonds are more sensitive to interest rate changes. Bonds with shorter duration reduce risk associated with interest rates. Duration takes into account a debt security’s cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due.

In selecting investments for the PIA BBB Bond Fund, Pacific Income Advisers, Inc., our investment adviser (the “Adviser”), will primarily consider credit quality, duration and yield. The Fund’s annual portfolio turnover rate may exceed 100%.

In its effort to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard & Poor’s or Baa by Moody’s, the Fund may invest up to 20% of its assets in futures, options and other derivatives. The Fund may sometimes use derivatives as a substitute for taking a position in bonds rated BBB or Baa and/or as part of a strategy designed to reduce exposure to other risks.

3.  What are the Principal Risks of Investing in the Fund?
Investors in the PIA BBB Bond Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

•	Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons.

•	Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.

•	Credit Risk: The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

•	Prepayment Risk: Issuers of securities held by the Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the duration of the security and making the security more sensitive to interest rate changes.

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•	Liquidity Risk: Low or lack of trading volume may make it difficult to sell securities held by the Fund at quoted market prices.

•	Derivatives Risk: The Fund may invest in derivative securities. A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index. The Fund’s use of derivative instruments involves risks greater than the risks associated with investing directly in the securities in which it primarily invests. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to market risk, interest rate risk, credit risk and liquidity risk. The Fund could lose more than the principal amount that it invests. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, the Fund’s use of derivatives may increase the taxes payable by shareholders.

•	Management Risk: The Fund is subject to management risk because it is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to produce the desired results.

•	Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal tax laws. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund’s performance.

Because of these risks prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the PIA BBB Bond Fund.

4.  Performance Information
The PIA BBB Bond Fund began operations on September 26, 2003, as a mutual fund organized as a series of PIA Mutual Funds, a Massachusetts business trust (the “Predecessor Fund”), and reorganized into the Fund, a newly formed series of Advisors Series Trust (the “Trust”). The Fund adopted an investment objective and certain investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and table that follow provide some indication of the risks of investing in the PIA BBB Bond Fund by showing changes in the Fund’s and the Predecessor Fund’s performance from year to year and how its average annual return compares to the performance of the Lehman Brothers Baa Credit Index and the Lehman Brothers Baa Corporate Index. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. The Fund may perform better or worse in the future.

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Note:	During the period shown on the bar chart, the Predecessor Fund’s highest total return for a quarter was 4.36% (quarter ended September 30, 2004) and the lowest total return for a quarter was -3.34% (quarter ended June 30, 2004).

Average Annual Total Returns (for the periods ended December 31, 2004)	Past Year	Since the inception date of the Fund (September 26, 2003)
PIA BBB Bond Fund
Return before taxes	5.41%	4.35%
Return after taxes on distributions(1)	3.92%	2.95%
Return after taxes on distributions and
sale of Fund shares(1)	3.49%	2.88%
Lehman Brothers Baa Credit Index(2)(3)	6.25%	6.53%
Lehman Brothers Baa Corporate Index(2)(4)(5)	6.06%	5.91%

1	The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Predecessor Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
2	Reflects no deduction for fees, expenses and taxes.
3	The Lehman Brothers Baa Credit Index is an unmanaged index consisting of bonds rated Baa. The issues must be publicly traded and meet certain maturity and issue size requirements. Bonds are represented by the Industrial, Utility, Finance and non-corporate sectors. Non-corporate sectors include sovereign, supranational, foreign agency and foreign local government issuers.
4	The Lehman Brothers Baa Corporate Index is an unmanaged index consisting of bonds rated Baa. The issues must be publicly traded and meet certain maturity and issue size requirements. Bonds are represented by the Industrial, Utility, and Finance sectors. Non-corporate sectors are not included in this index.
5	Performance shown for the Lehman Brothers Baa Corporate Index is for the period September 30, 2003 through December 31, 2004.

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FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the PIA BBB Bond Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (The Fund’s authorized intermediary charges a $15 fee for wire redemptions.)	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the Fund’s assets as a % of average net assets)
Management Fees[1,2]	0.41%

Other Expenses[3]	0.72%
Total Annual Fund Operating Expenses[4]	1.13%
Management Fee Waiver[2]	-0.41%
Net Expenses[4]	0.72%
_________________________

1	The Adviser does not charge management fees to the Fund. However, investors in the Fund will be charged management fees by the Adviser and persons other than the Adviser, as described below. The following are eligible to invest in the Fund: (a) investment advisory clients of the Adviser and (b) participants in “wrap-fee” programs sponsored by investment advisers unaffiliated with the Fund or the Adviser (“sponsors”) that are advised by the Adviser. Clients of the Adviser pay the Adviser an investment advisory fee to manage their assets, including assets invested in the Fund. Clients of the Adviser should read carefully any investment advisory agreement with the Adviser, which will disclose the investment advisory fee charged by the Adviser. Participants in “wrap-fee” programs should read carefully the “wrap-fee” brochure for these programs provided by the sponsor. The brochure is required to include information about the fees charged by the sponsor and the fees paid by the sponsor to the Adviser. Investors pay no additional fees or expenses to purchase shares of the Fund. The Management Fees in the table above represent the amount that the Adviser currently believes it would charge for providing similar portfolio management services to other similar mutual fund portfolios. This amount is offset by a “Management Fee Waiver” in the table above because the Adviser does not charge any management fees to the Fund.
2	The Management Fees in the table above represent the amount that the Adviser currently believes it would charge for providing similar portfolio management services to other similar mutual fund portfolios. This amount is offset by a “Management Fee Waiver” in the table above because the Adviser does not charge any management fees to the Fund.
3	Other Expenses are based on estimated amounts for the current fiscal year.
4	Expense reimbursements. The Adviser will reimburse the Fund to the extent necessary to insure that the Total Annual Fund Operating Expenses do not exceed 0.00%. The Adviser will continue the expense reimbursement for an indefinite period, but may discontinue reimbursing the Fund at any time. The Adviser may discontinue reimbursing the Fund as long as it provides shareholders of the Fund with written notice six months in advance of the discontinuance. The Adviser may not recoup expense reimbursements in future periods. With the voluntary reimbursement, the net fund operating expenses are:

Fund	Amount
PIA BBB Bond Fund	0.00%

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EXAMPLE

This example is intended to help you compare the cost of investing in the PIA BBB Bond Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$115	$359	$622	$1,375

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The PIA BBB Bond Fund seeks to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard & Poor’s or the Baa category by Moody’s (collectively, “BBB rated bonds”). The Fund has a non-fundamental policy to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in BBB rated bonds. If the Fund decides to change this policy, it will provide 60 days prior notice of its decision to shareholders. The Fund considers a BBB rated bond to be any debt instrument other than a money market debt instrument that has a rating of BBB by Standard & Poor’s or Baa by Moody’s at the time of purchase. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not earn income and investors could lose money.

How We Invest Our Assets - First We Allocate Among Types of BBB Rated Bonds

The PIA BBB Bond Fund primarily invests in BBB rated bonds in the following industries: Industrial, Finance, and Utilities. In determining the relative investment attractiveness of the various BBB rated bonds, the Adviser considers risk as well as yield. Usually investing in securities with a high yield involves more risk of loss than investing in securities with a low yield. Our Adviser attempts to keep the Fund’s portfolio risk (or volatility) and allocations to the types of BBB rated bonds approximately equal to that of the Lehman Brothers Baa Credit Index over a full market cycle. The two principal components of risk of a BBB rated bond are duration (a measure of a debt security’s price sensitivity) and credit quality.

How We Invest Our Assets - Next We Target Portfolio Duration

In assembling the Fund’s portfolio, our Adviser first determines a target duration for the Fund. Duration is a measure of a debt security’s price sensitivity. Duration takes into account a debt security’s cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The following are examples of the relationship between a bond’s maturity and its duration. A 5% coupon bond having a ten-year maturity will have a duration of approximately 7.5 years. Similarly, a 5% coupon bond having a three-year maturity will have a duration of approximately 2.6 years. The weighted average duration of the PIA BBB Bond Fund will range from 5 years to 8 years.

How We Invest Our Assets - Finally We Select Individual Securities

After having determined the types of BBB rated bonds in which to invest and the target duration, our Adviser looks for the most attractive yields in the various asset classes. For a number of reasons bonds in one industry may have higher or lower yields, on a risk-adjusted basis, than bonds in another industry. Our Adviser will attempt to take advantage of the yield differentials among industries.

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Derivative Securities

In its effort to provide a total rate of return that approximates that of BBB rated bonds, the Fund may invest up to 20% of its assets in futures, options and other derivatives. These investments may be in bond futures contracts, option contracts, options on securities, options on debt futures, credit swaps, interest rate swaps and derivative securities. The Fund may sometimes use derivatives as a substitute for taking a position in BBB rated bonds and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

The reasons for which the Fund will invest in futures, options and other derivatives are:

•	To keep cash on hand to meet shareholder redemption or other needs while simulating full investment in BBB rated bonds.

•	To reduce the Fund’s transaction costs or for hedging purposes.

•	To add value when these instruments are favorably priced.

Risks

In addition to the risks discussed earlier, the PIA BBB Bond Fund may be subject to the following risks:

•	Risks Associated with High Yield Securities. While the PIA BBB Bond Fund does not purchase securities without one rating of at least BBB by Standard & Poor’s or Baa by Moody’s, a portfolio holding’s highest rating could be downgraded to less than a BBB or Baa rating, as the case may be. Securities with ratings lower than BBB or Baa are known as “high yield” securities (commonly known as “junk bonds”). It is the policy of the PIA BBB Bond Fund to sell securities with no rating at or above BBB or Baa in an orderly manner. High yield securities provide greater income and opportunity for gains than higher-rated securities, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally thinner and less active than the market for higher quality securities. This may limit the ability of the PIA BBB Bond Fund to sell high yield securities at the prices at which they are being valued for purposes of calculating net asset value.

•	Risks Associated with Inflation and Deflation. The PIA BBB Bond Fund is subject to inflation and deflation risk. Inflation risk is the risk that the rising cost of living may erode the purchasing power of an investment over time. As inflation increases, the value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting PIA BBB Bond Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-251-1970 and on the SEC’s website at www.sec.gov.

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MANAGEMENT OF THE FUND

Pacific Income Advisers manages the Fund’s investments.

Pacific Income Advisers, Inc., 1299 Ocean Avenue, Suite 210, Santa Monica, California, 90401, is the investment adviser to the PIA BBB Bond Fund. The Adviser has been in business since 1987. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund does not pay the Adviser an annual investment advisory fee.

Portfolio Managers
The following employees are responsible for the day-to-day management of the Fund’s portfolio:

Lloyd McAdams, CFA, CEBS, Chairman and Chief Investment Officer
Mr. McAdams has been the Portfolio Manager since inception. Mr. McAdams has been the Chairman of the Board and Chief Investment Officer of PIA since its formation. From 1996 to December 2004, Mr. McAdams also served as Chairman and CEO of the PIA Mutual Funds. Mr. McAdams is also the Chairman and CEO of Anworth Mortgage Asset Corp., a listed company which manages a portfolio of mortgage securities for its shareholders. Mr. McAdams is also Chairman of Syndicated Capital, Inc., distributor to the Funds. He is a Chartered Financial Analyst, Chartered Investment Counselor and a Certified Employee Benefit Specialist, and he has a B.S. in Statistics from Stanford University; and an M.B.A. from the University of Tennessee.

H. Mitchell Harper, CFA, CMT, Senior Vice President
Mr. Harper has been the Portfolio Manager since inception. From May 2001 to September 2002 he was an independent consultant. His prior experience includes serving as a senior investment officer at Chase Asset Management from July 1987 to May 2001. Mr. Harper earned a B.A. in Business Administration from the University of Arizona and an M.B.A. in accounting, marketing and finance from Northwestern University.

Evangelos Karagiannis, Ph.D., CFA, Vice President
Mr. Karagiannis has been a Portfolio Manager since March 2005. He has 13 years of investment experience and has been with PIA since January 1992. Mr. Karagiannis has a B.S. in Physics, from the University of Athens, Greece and an M.S. and Ph.D. in Physics, from the University of California at Los Angeles where he studied as a Fulbright Scholar and served as a Post Doctoral Fellow.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the PIA BBB Bond Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day. Shares of the Fund will not be priced and are not available for purchase when the New York Stock Exchange and/or Federal Reserve are closed, including the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. The Fund calculates its net asset value based on the market prices or official closing price of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost. Securities for which current market values are not readily available are valued at fair value, as determined in good faith under procedures set by the Board of Trustees of the Advisors Series Trust.

The Fund will process purchase orders that it receives in good order and accepts and redemption orders that it receives in good order prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

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Good order means that your purchase request includes (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application, and (4) a check payable to the PIA BBB Bond Fund.

PURCHASING SHARES

Shares of the PIA BBB Bond Fund are only offered to investment advisory clients of the Adviser either directly by the Adviser or through special arrangements entered into on behalf of the Fund with certain broker-dealers, financial institutions or other service providers (“Servicing Agents”). These Servicing Agents will become shareholders of record of the Fund and have established procedures that investors must follow in purchasing shares. Such procedures need not be identical among Servicing Agents. These procedures should be carefully reviewed by investors.

Servicing Agents may charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services the Servicing Agents provide to their customers. Further, the Fund may authorize Servicing Agents to accept purchase orders on behalf of the Fund and to designate other Servicing Agents to accept purchase orders on the Fund’s behalf. This means that the Fund will process the purchase order at the net asset value that is determined following the Servicing Agent’s (or its designee’s) acceptance of the purchase order.

Investments in the Fund are subject to a $1,000 minimum initial investment, and subsequent investments are subject to a $100 minimum investment (other than subsequent investments pursuant to dividend reinvestment). Purchase orders placed with a Servicing Agent prior to the close of regular trading on the New York Stock Exchange will be priced at the applicable net asset value determined that day.

If you are purchasing shares through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Fund’s Transfer Agent at 1-800-251-1970, if you need additional assistance when completing your account application.

If you wish to invest by mail, simply complete the account application and mail it with a check (made payable to “PIA BBB Bond Fund”) to:

Regular Mail	Overnight Delivery
PIA BBB Bond Fund	PIA BBB Bond Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address.

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The Fund may reject any share purchase application for any reason. The Fund will send investors a written confirmation for all purchases of shares.

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the address indicated above. You may also fax the account application by calling the Transfer Agent at 1-800-251-1970 for a fax number. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instructions that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: PIA Funds [Name of Fund]
(Shareholder Account No., Shareholder Name)

If you are making a subsequent purchase, your bank should wire funds as indicated above. Please contact the Transfer Agent at 1-800-251-1970 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your investment.

Automatic Investment Plan (AIP) Information

•	Automatic purchases of fund shares can be made for as little as $50 per month.

•	You may elect to have your automatic purchase made on the 5th or the 20th of each month. If these dates fall on a weekend or legal holiday, purchases will be made on the following business day.

•	The Fund does not currently charge a fee for an AIP, however, the Fund may charge a $25 fee if the automatic investment cannot be made for any reason.

•	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

•	In order to participate in the AIP your bank must be a member of the Automated Clearing House (ACH) network.

•	Any change or termination of the plan should be provided to the Transfer Agent five days prior to effective date.

REDEEMING SHARES

How to Redeem (Sell) Shares

Investors can sell (redeem) their shares on any business day. All redemption requests must be made directly or through the Servicing Agent from whom you purchased your shares. The Servicing Agents have established procedures that investors must follow in selling (redeeming) shares. Such procedures need not be identical among Servicing Agents. These procedures should be carefully reviewed by investors.

Redemption requests placed with a Servicing Agent prior to the close of regular trading on the New York Stock Exchange will be priced at the applicable net asset value determined that day. If a Servicing Agent receives the redemption request after the close of regular trading on the New York Stock Exchange, or on a holiday, weekend or a day the New York Stock Exchange is closed, then the Servicing Agent will process the redemption on the next business day.

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If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected. This may take up to 15 calendar days from the purchase date.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

1.	The redemption may result in a taxable gain.

2.	As permitted by the Investment Company Act of 1940, the Fund may delay the payment of redemption proceeds for up to seven calendar days in all cases.

3.	There are certain times when a shareholder may be unable to sell the Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

4.	If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

The Fund may pay redemption requests “in kind.” This means that the Fund will pay redemption requests entirely or partially with securities rather than with cash. Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s NAV in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Systematic Withdrawal Plan (SWP)

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Fund will send you a check in a minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent at:

PIA BBB Bond Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for Federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

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Tools to Combat Frequent Transactions

The Fund is intended for long-term investors and does not accommodate frequent transactions. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders.

The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. The Board of Trustees has developed a market timing policy, which takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading activity and using fair value pricing procedures, as determined by the Fund’s Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests.

The Fund’s market timing policy is applied uniformly to all shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (including exchanges) from any shareholder the Fund believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

Trading Practices
Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive. The Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive. In addition, the Fund reserves the right to accept purchases and exchanges if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have access to the underlying shareholder account information. However, the Fund and financial intermediaries attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Fair Value Pricing
The Board of Trustees has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Fund holding such assets does not represent fair value. The Fund may also fair value a security if the Fund or the Adviser believes that the market price is stale.

13

Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the Fund. The Board of Trustees has also developed procedures to monitor pricing policies and operations under the fair value procedures.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The PIA BBB Bond Fund distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. You have two distribution options:

•	Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	All Cash Option - Both dividend and capital gains distributions will be paid in cash.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

If you elect to have dividends and capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

If you elect to receive dividends and capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

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FINANCIAL HIGHLIGHTS

This table shows the Predecessor Fund’s financial performance for the stated periods. Certain information reflects financial results for a single Predecessor Fund share. “Total Return” shows how much your investment in the Predecessor Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP for the periods ended November 30, 2004 and 2003. Independent registered public accounting firm’s reports and the Predecessor Fund’s financial statements are included in the Annual Report, which is available upon request. Tait, Weller & Baker has been retained as the independent registered public accounting firm for the Fund.

PREDECESSOR PIA BBB BOND FUND

	Year Ended November 30, 2004	Sept. 26, 2003* to Nov. 30, 2003
Per Share Operating Performance
(For a fund share outstanding throughout the period

Net Asset Value, Beginning of Period	$9.93	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income	0.38	0.06
Net Realized and Unrealized Gain/(Loss) on Investments	0.06	(0.13)
Total from Investment Operations	0.44	(0.07)

LESS DISTRIBUTIONS:
Dividends from Net Investment Income	(0.43)	—
Net Asset Value, End of Period	$9.94	$9.93

TOTAL RETURN	4.57%	(0.70%)	(2)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000’s)	$49,228	$199
Ratio of Expenses to Average Net Assets:
Net of Waivers and Reimbursements	0.00%	0.00%	(1)
Before Waivers and Reimbursements	0.72%	224.56%	(1)
Ratio of Net Investment Income (Loss) to Average Net Assets
Net of Waivers and Reimbursements	4.86%	3.16%	(1)
Before Waivers and Reimbursements	4.14%	(221.40%)	(1)
Portfolio Turnover Rate	202%	87%	(2)

*	Commencement of operations.
(1)	Annualized for periods less than one year.
(2)	Not annualized for periods less than one year.

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PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

NOT A PART OF THE PROSPECTUS

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PIA BBB Bond Fund
a series of Advisors Series Trust

FOR MORE INFORMATION

To learn more about the PIA BBB Bond Fund you may want to read the Fund’s Statement of Additional Information (or “SAI”) which contains additional information about the Fund. The PIA BBB Bond Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the PIA BBB Bond Fund’s investments by reading the Predecessor Fund’s Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Predecessor PIA BBB Bond Fund during its last fiscal year.

The SAI and the Annual and Semi-Annual Reports are all available to shareholders and prospective investors without charge. To request them or other information or to ask any questions, please call or write:

PIA BBB Bond Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-251-1970

The general public can review and copy information about the PIA BBB Bond Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call (202) 942-8090 for information on the operations of the Public Reference Room.) Reports and other information about PIA Mutual Funds, including the PIA BBB Bond Fund, are also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

(The Trust’s SEC Investment Company Act file number is 811-07959)

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The PIA
BBB Bond Fund

PROSPECTUS
March 30, 2005

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PROSPECTUS

March 30, 2005

PIA Short-Term Government Securities Fund (“Short-Term Government Fund”)

PIA Total Return Bond Fund (“Total Return Bond Fund”)

(Collectively,
The PIA Funds)

The PIA Funds are two mutual funds in the PIA Mutual Fund family. Pacific Income Advisers, Inc. is the adviser to the Funds and each is a series of the Advisors Series Trust.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the PIA Funds invest and the services they offer to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, California 90401
1-800-251-1970

The PIA Funds are distributed by Syndicated Capital, Inc.

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TABLE OF CONTENTS

Questions Every Investor Should Ask before Investing in the PIA Funds	3

Fees and Expenses	7

Investment Objective, Strategies and Risks	8

Management of the Funds	10

The Funds’ Share Price	11

Purchasing Shares	12

Redeeming Shares	15

Dividends, Distributions and Taxes	19

Financial Highlights	21

2

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE PIA FUNDS

1.  What are the Funds’ Goals?

PIA Short-Term Government Securities Fund
The Short-Term Government Fund seeks a high level of current income, consistent with low volatility of principal through investing in short-term, adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PIA Total Return Bond Fund
The Total Return Bond Fund seeks to maximize total return through investing in bonds, while minimizing risk as compared to the market. Total return may include income and appreciation of bond prices resulting from changes in interest rates and/or bond spreads.

2.  What are the Funds’ Principal Investment Strategies?

PIA Short-Term Government Securities Fund and PIA Total Return Bond Fund
Each of the Short-Term Government Fund and the Total Return Bond Fund invests primarily in debt securities, although they differ significantly in the types of debt securities in which they primarily invest. The table below illustrates the differences between these Funds.

	Short-Term Government Fund	Total Return Bond Fund
1. Is investing in U.S. Government securities a primary investment strategy?	Yes	Yes

2. Is investing in debt securities issued by non-U.S. government entities a primary investment strategy?	No	Yes

3. Is investing in mortgage-backed or asset-backed securities a primary investment strategy?	Yes	Yes

The Short-Term Government Fund and the Total Return Bond Fund also differ in the credit quality of the securities in which they invest. The Short-Term Government Fund primarily invests in U.S. Government securities but may also invest in securities rated A or better by a nationally recognized rating agency. The Total Return Bond Fund may invest in securities rated less than A, including up to 10% of its assets in securities rated BB, Ba or B by a nationally recognized rating agency.

The weighted average duration of the portfolios of the Short-Term Government Fund and the Total Return Bond Fund will differ. Duration is a measure of a debt security’s price sensitivity. Higher duration indicates bonds are more sensitive to interest rate changes. Bonds with shorter duration reduce risk associated with interest rates. Duration takes into account a debt security’s cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The weighted average duration of the portfolios of the Short-Term Government Fund and the Total Return Bond Fund will range as follows:

	Short End	Long End
Short-Term Government Fund	6 months	3 years
Total Return Bond Fund	1 year	10 years

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In selecting investments for the Short-Term Government Fund and the Total Return Bond Fund, the investment adviser primarily will consider credit quality, duration and yield. The investment adviser actively trades each Fund’s portfolio. Each Fund’s annual portfolio turnover rate may exceed 100%.

3.  What are the Principal Risks in Investing in the Funds?

PIA Short-Term Government Securities Fund and PIA Total Return Bond Fund
Investors in the Short-Term Government Fund and the Total Return Bond Fund may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:

•	Market Risk: The prices of the securities in which the Funds invest may decline for a number of reasons.

•	Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.

•	Credit Risk: The issuers of the bonds and other debt securities held by the Funds may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

•	Prepayment Risk: Issuers of securities held by a Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the duration of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

•	Risks Associated with Mortgage-Backed Securities: These include Market Risk, Interest Rate Risk, Credit Risk, Prepayment Risk as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

•	Liquidity Risk: Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices.

•	Non-Diversification Risk: The Total Return Bond Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Total Return Bond Fund invests perform poorly, the Fund could incur greater losses than it would had it invested in a greater number of securities.

•	Portfolio Turnover Risk: A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. Distributions to shareholders of short-term gains are taxed as ordinary income under Federal income tax laws. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Funds’ performance.

Because of these risks prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Short-Term Government Fund or the Total Return Bond Fund.

4.    Performance Information
The PIA Short-Term Government Securities Fund (the “Predecessor PIA Short-Term Government Securities Fund”) and the PIA Total Return Bond Fund (the “Predecessor Total Return Bond Fund”) began operations on April 22, 1994 and September 1, 1998, respectively, as mutual funds organized as a series of PIA Mutual Funds, a Massachusetts business trust, (together, the “Predecessor Funds”), and recently reorganized into PIA Short-Term Government Securities Fund and PIA Total Return Bond Fund, respectively, newly formed series of Advisors Series Trust (the “Trust”). The PIA Funds have each adopted an investment objective and investment strategies and policies identical as those of the Predecessor Funds.

4

The bar charts and tables that follow provide some indication of the risks of investing in the PIA Funds by showing changes in the Funds’ and the Predecessor Funds’ performance from year to year and how their average annual returns over various periods compare to the performance of the Lehman Brothers 1-3 Year U.S. Government Bond Index and the Merrill Lynch 1 Year Treasury Note Index with respect to the Short-Term Government Fund, the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Aggregate Bond Index with respect to the Total Return Bond Fund. Please remember that a Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. The Funds may perform better or worse in the future.

_______________
Note:	During the 10-year period shown on the bar chart, the Predecessor Fund’s highest total return for a quarter was 3.24% (quarter ended September 30, 1998) and the lowest total return for a quarter was -0.28% (quarter ended June 30, 2004).

Average Annual Total Returns (for the periods ended December 31, 2004)	Past Year	Past 5 Years	Past 10 Years
PIA Short-Term Government Securities Fund
Return before taxes	1.32%	4.13%	5.18%
Return after taxes on distributions[1]	0.44%	2.53%	3.17%
Return after taxes on distributions and
sale of Fund shares[1]	0.85%	2.54%	3.17%
Lehman Brothers 1-3 Year U.S. Government Bond Index[2,3]	1.07%	5.11%	5.79%
Merrill Lynch 1 Year Treasury Note Index[2,4]	0.82%	3.99%	4.92%

1	The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Predecessor Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

5

2	Reflects no deduction for fees, expenses and taxes.
3	The Lehman Brothers 1-3 Year U.S. Government Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds having an effective maturity of not less than one year or more than three years weighted according to market capitalization.
4	The Merrill Lynch 1 Year Treasury Note Index is an unmanaged index that tracks the performance of U.S. Treasury Notes with maturities of approximately one year.

_______________
Note:	During the six-year period shown on the bar chart, the Fund’s highest total return for a quarter was 4.46% (quarter ended September 30, 2001) and the lowest total return for a quarter was -2.09% (quarter ended June 30, 2004).

Average Annual Total Returns (for the periods ended December 31, 2004)	Past Year	Past 5 Years	Since the inception date of the Fund (September 1, 1998)
PIA Total Return Bond Fund
Return before taxes	2.98%	6.49%	5.32%
Return after taxes on distributions[1]	1.57%	4.16%	2.97%
Return after taxes on distributions and
sale of Fund shares[1]	1.92%	4.18%	3.12%
Lehman Brothers Government/Credit Bond Index[2,3]	4.19%	8.00%	6.40%
Lehman Brothers Aggregate Bond Index[2,4]	4.34%	7.71%	6.34%
_______________
1	The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
2	Reflects no deduction for fees, expenses and taxes.

6

3	The Lehman Brothers Government/Credit Bond Index is an unmanaged index consisting of U.S. Treasury and agency bonds and publicly issued U.S. corporate and foreign debentures and secured notes that are rated investment grade. The Fund will not use this index going forward.
4	The Lehman Brothers Aggregate Bond Index is an unmanaged index that covers the investment grade fixed rate bond market with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The issues must be rated investment grade, be publicly traded, and meet certain maturity and issue size requirements.

FEES AND EXPENSES
The table below describes the fees and expenses that you may pay if you buy and hold shares of the PIA Funds.

	Short-Term Government Fund	Total Return Bond Fund
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	0.20%	0.30%
Distribution and/or Service (12b-1) Fees	0.10%	0.10%
Other Expenses[1]	0.36%	0.59%
Total Annual Fund Operating Expenses[2]	0.66%[2]	0.99%[2]
Expense Waiver/Reimbursement (or Recapture)	-0.31%	-0.52%
Net Annual Fund Operating Expenses	0.35%	0.47%
______________
[1]	Expense information reflects estimated expenses for the current year.
[2]	Expense reimbursements. The investment adviser, Pacific Income Advisers, Inc., has agreed to voluntarily reimburse each of the Funds to the extent necessary to limit Total Annual Operating Expenses for the Short-Term Government Fund and Total Return Bond Fund to an annual rate of 0.35% and 0.50%, respectively. Pacific Income Advisers, Inc. has agreed to reimburse each of the Funds indefinitely to the extent necessary to limit Total Annual Operating Expenses to the amounts stated below. Pacific Income Advisers, Inc. may discontinue reimbursing the PIA Funds at any time. With the voluntary reimbursement, the net fund operating expenses were:

Fund	Amount
Predecessor Short-Term Government Fund	0.35%
Predecessor Total Return Bond Fund	0.50%

EXAMPLE

This example is intended to help you compare the cost of investing in the PIA Funds with the cost of investing in other mutual funds.

7

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Short-Term Government Fund	$ 67	$ 211	$ 368	$ 822
Total Return Bond Fund	$101	$ 315	$ 547	$ 1,213

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

PIA SHORT-TERM GOVERNMENT SECURITIES FUND AND PIA TOTAL RETURN BOND FUND

The Short-Term Government Fund seeks a high level of current income, consistent with low volatility of principal through investing in short-term adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. government securities”). This Fund normally will invest at least 80% of its net assets in short-term U.S. government securities and adjustable rate and floating rate U.S. government securities having a duration of less than 3 years. This non-fundamental policy may only be changed upon 60 days’ prior notice to shareholders. The Total Return Bond Fund seeks to maximize total return through investing in bonds, while minimizing risk as compared to the market. This Fund normally will invest at least 80% of its net assets in “bonds.” This non-fundamental policy may only be changed upon 60 days’ prior notice to shareholders.Both Funds consider a “bond” to be any debt instrument other than a money market debt instrument. Neither Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in either Fund might not earn income and investors could lose money.

How We Invest Our Assets - First We Target Portfolio Duration

In assembling each Fund’s portfolio, our Adviser first determines a target duration for each Fund. Duration is a measure of a debt security’s price sensitivity. Duration takes into account a debt security’s cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The following are examples of the relationship between a bond’s maturity and its duration. A 5% coupon bond having a ten-year maturity will have a duration of approximately 7.5 years. Similarly, a 5% coupon bond having a three-year maturity will have a duration of approximately 2.6 years. The weighted average duration of the Short-Term Government Fund will range from 6 months to 3 years and the weighted average duration of the Total Return Bond Fund will range from 1 year to 10 years. The actual duration for each Fund will depend on our Adviser’s outlook on the shape of the yield curve of fixed income securities. Our Adviser, Pacific Income Advisers, Inc., maintains a database of historical yield curve shapes and has developed a methodology of analyzing these shapes. It believes that deviations from the normal yield curve, which from time to time happen, provide investors with the opportunity to achieve above average returns on a risk-adjusted basis. When a deviation from the normal yield curve occurs, our Adviser will have the Funds invest in those securities which it believes will experience the largest declines in relative yield when the yield curves “spring back” to a more normal shape. For example:

•	When the yield curve is relatively steep, our Adviser will tend to increase the Funds’ weighted average duration;
and
•	When the yield curve is flat or inverted, our Adviser will tend to decrease the Funds’ weighted average duration.

8

How We Invest our Assets - Next We Allocate Among Asset Classes

Short-Term Government Fund

The Short-Term Government Fund primarily invests in two broad asset classes, Mortgage-Backed Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and other U.S. government securities. Our Adviser will allocate the Fund’s assets between these broad asset classes depending on the relative investment attractiveness of these classes. Among the U.S. government securities that the Fund may purchase are “Mortgage-Backed Securities” of the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Federal Home Loan Mortgage Association (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.  Our Adviser may also invest a small portion of this Fund’s assets in securities rated A or better by a nationally recognized rating agency when the difference in yield between similar government and non-government securities is high.

Total Return Bond Fund

The Total Return Bond Fund primarily invests in three broad asset classes, U.S. Treasury securities, Mortgage-Backed Securities and investment grade debt securities. Again our Adviser will allocate the Fund’s assets between these broad asset classes depending on the relative investment attractiveness of these classes. The Fund will not invest in other classes of debt securities unless our Adviser believes that on a risk adjusted basis other asset classes are more attractive. For example, the Fund may invest a small portion (up to 10%) of its assets in debt securities rated less than investment grade.

In determining the relative investment attractiveness of a broad asset class, the Adviser considers risk as well as yield. Usually investing in securities with a high yield involves more risk of loss than investing in securities with a low yield. The two principal components of risk of a debt security are duration and credit quality.

How We Invest Our Assets - Finally We Select Individual Securities

After having determined the target duration and allocation among asset classes, our Adviser looks for the most attractive yields in the various asset classes. Within each of the broad asset classes, there are numerous sectors. For a number of reasons securities of one sector may have higher or lower yields, on a risk-adjusted basis, than securities of another sector. Our Adviser will attempt to take advantage of the yield differentials among sectors.

Portfolio Turnover

Our Adviser actively trades each Fund’s portfolio. It does so to take advantage of the inefficiencies of the markets for debt securities. Each Fund’s annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one-year period.) Higher portfolio turnover (100% or more) will result in a Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by a Fund’s shareholders of increased taxes on realized gains. Distributions to a Fund’s shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for Federal income tax purposes, rather than at lower capital gains rates.

Risks

There are a number of risks associated with the various securities in which these Funds will at times invest. These include:

•	Risks associated with adjustable rate and floating rate securities. Although adjustable and floating rate debt securities tend to be less volatile than fixed-rate debt securities, they nevertheless fluctuate in value. A sudden and extreme increase in prevailing interest rates may cause adjustable and fixed-rate debt securities to decline in value because:

9

•	There may be a time lag between the increases in market rates and an increase in the interest paid on the adjustable or floating rate security.

•	There may be limitations on the permitted increases in the interest paid on adjustable or floating rate security so that the interest paid does not keep pace with increases in market interest rates.

•	The duration of adjustable rate securities which are Mortgage-Backed Securities may increase because of slowing of prepayments causing investors to consider these securities to be longer term securities.

•	Risks associated with Zero Coupon U.S. Treasury Securities. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

•	Risks associated with High Yield Securities. The Total Return Bond Fund may invest in high yield securities. High yield securities (or “junk bonds”) provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally thinner and less active than the market for higher quality securities. This may limit the ability of the Total Return Bond Fund to sell high yield securities at the prices at which they are being valued for purposes of calculating net asset value.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).  Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting PIA Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-251-1970 and on the SEC's web site at www.sec.gov.

MANAGEMENT OF THE FUNDS

Adviser
Pacific Income Advisers, Inc. (“PIA” or the “Adviser”), 1299 Ocean Avenue, Suite 210, Santa Monica, California, 90401, is the investment adviser to each of the PIA Funds.

The Adviser has been in business since 1987. As the investment adviser to each Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. Each Fund pays the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

Short-Term Government Fund	0.20%
Total Return Bond Fund	0.30%

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Portfolio Managers
The day-to-day management of each Fund’s portfolio is conducted by separate committees of employees of the Adviser. The following individuals are primarily responsible for the management of the Funds.

Short-Term Government Fund

Bistra Pashamova, CFA, Vice President, Portfolio Manager
Ms. Pashamova is the portfolio manager of the Short-Term Government Fund. She is also a member of the Bond Strategy Group, specializing in mortgage-backed and asset-backed securities. Over five years ago, Ms. Pashamova began her career at PIA as an investment analyst. Ms. Pashamova studied Economics and International Studies at Denison University, earning her Bachelor's Degree cum laude. She earned a Master's Degree in Economics from the University of Southern California.

Total Return Bond Fund

Lloyd McAdams, CFA, CEBS, Chairman and Chief Investment Officer
Mr. McAdams has been the portfolio manager since 1996. Mr. McAdams has been the Chairman of the Board and Chief Investment Officer of PIA since its formation. From 1996 to December 2004, Mr. McAdams also served as a Chairman and CEO of the PIA Mutual Funds. Mr. McAdams is also the Chairman and CEO of Anworth Mortgage Asset Corp., a listed company which manages a portfolio of mortgage securities for its shareholders. Mr. McAdams is also Chairman of Syndicated Capital, Inc., distributor to the Funds. He is a Chartered Financial Analyst, Chartered Investment Counselor and a Certified Employee Benefit Specialist, and he has a B.S. in Statistics from Stanford University; and an M.B.A. from the University of Tennessee.

H. Mitchell Harper, CFA, CMT, Senior Vice President, Portfolio Manager
Mr. Harper has been the portfolio manager since July 2003. From May 2001 to September 2002 he was an independent consultant. His prior experience includes serving as a senior investment officer at Chase Asset Management from July 1987 to May 2001. Mr. Harper earned a B.A. in Business Administration from the University of Arizona and an M.B.A. in accounting, marketing and finance from Northwestern University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Distribution Fees

Each of the PIA Funds has adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act of 1940. This Plan allows each Fund to use part of its assets (up to 0.10% of the Short-Term Government Fund’s and Total Return Bond Fund’s average daily net assets) to pay sales, distribution and other fees for the sale of their shares and for services provided to investors. Because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE FUNDS’ SHARE PRICE

The price at which investors purchase and redeem shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices or official closing price of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Securities for which current market values are not readily available are valued at fair value, as determined in good faith under procedures set by the Board of Trustees of the Advisors Series Trust.

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Each Fund will process purchase orders that it receives in good order and accepts and redemption orders that it receives in good order prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

Good order means that your purchase request includes (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application, and (4) a check payable to the PIA Funds.

PURCHASING SHARES

How to Purchase Shares from the Funds

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:

a.	New accounts
	Individual Retirement Accounts and qualified retirement plans	$100
	Automatic Investment Plan	$100
	All other accounts	$1,000
b.	Existing accounts
	Dividend reinvestment	No Minimum
	All accounts	$50

3.	Complete the purchase application accompanying this Prospectus, carefully following the instructions. For additional investments, please use the stub from an account statement or prepare a brief letter stating the registration of your account, the name of the Fund and your account number. If you have any questions, please call 1-800-251-1970.

4.	Investing directly by mail or by overnight delivery. If you do not have a broker or your broker is not familiar with the Fund, you may invest directly by mail. You may obtain an application by contacting the call center at 1-800-251-1970. Simply mail the account application with a check (made payable to the PIA Funds) to the Funds’ Transfer Agent, U.S. Bancorp Fund Services, LLC, at the address below.

The Funds will not accept payment in cas or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result.

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you should provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Funds’ Transfer Agent at 1-800-251-1970, if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address.

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5.	If you wish to invest by mail, simply complete the account application and mail it with a check (made payable to "PIA Fund") to:

Regular mail	Overnight Delivery
PIA Funds	PIA Funds
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent of the Funds.

6.	Investing by wire. If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. Once your account is established, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C #112-952-137
FFC: PIA Funds [name of Fund]
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-800-251-1970. Your bank may charge you a fee for sending a wire to the Fund.

Subsequent Investments

You may purchase additional shares of the Funds through your broker. You can also send a check, with the stub from an account statement, to the Funds at the address noted above under “How to Purchase Shares from the Funds.” Please also write your account number on the check. If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check. If you want to send additional money for investment by wire, it is important for you to call the Funds at 1-800-251-1970. You may also make additional purchases through an investment broker or dealer, as described above.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer. Servicing agents may:

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1.	Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum purchase requirement.

2	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

3.	Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

4.	Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent’s (or its designee’s) acceptance of the customer’s order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

Automatic Investment Plan (AIP) Information

The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. There is a maximum purchase amount of $50,000 per fund per day by ACH (Automated Clearing House).

•	Automatic purchases of fund shares can be made for as little as $50 per month.

•	You may elect to have your automatic purchase made on the 5th or the 20th of each month. If these dates fall on a weekend or legal holiday, purchases will be made on the following business day.

•	The Funds do not currently charge a fee for an AIP, however, the Funds may charge a $25 fee if the automatic investment cannot be made for any reason.

•	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

•	In order to participate in the Automatic Investment Plan (AIP) your bank must be a member of the Automated Clearing House (ACH) network.

•	Any change or termination of the plan should be provided to the Transfer Agent five days prior to effective date.

Other Information about Purchasing Shares of the Funds

Please note that your application will be returned if any information is missing.

The Funds may reject any share purchase application for any reason. Shares of the PIA Funds are generally available in all states.

The Funds will send investors a written confirmation for all purchases of shares.

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The Funds offer the following retirement plans:
•	Traditional IRA
•	Roth IRA

Investors can obtain further information about the IRAs by calling the Funds at 1-800-251-1970. The Funds recommend that investors consult with a financial and tax advisor regarding the IRAs before investing through them.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	You or your Servicing Agent have the right to redeem all or any portion of your shares of the Funds at their net asset value on each day the NYSE is open for trading.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.

Redemptions through Servicing Agents

If you own your shares through a Servicing Agent, you will have to contact your Servicing Agent to redeem your shares. The net asset value for a repurchase is that next calculated after receipt of the order from the Servicing Agent. The Servicing Agent is responsible for forwarding any documents required in connection with a redemption, including a signature guarantee, and the Funds may cancel the order if these documents are not received promptly. Your Servicing Agent may charge you a fee for handling your redemption transaction.

Redemptions for Direct Accounts

If you own your shares directly in your name through the Funds’ Transfer Agent, you may redeem your shares by simply sending a written request to the Funds. You should give your account number and state whether you want all or part of your shares redeemed.

The letter should be signed by all of the shareholders whose names appear on the account registration and sent to:

By Regular Mail:
PIA Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

By Overnight Delivery:
PIA Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

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3.	Signature Guarantee.

A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account.

•	When redemption proceeds are sent to a different address than that registered on the account.

•	If the proceeds are to be made payable to someone other than the account owner(s).

•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record.

•	If a change of address request has been received by the transfer agent within the last 15 days.

•	For all redemptions of $50,000 or more from any shareholder account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

4.	Send the letter of instruction to:
PIA Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

How to Redeem (Sell) Shares by Telephone

Redemptions by telephone. If you have completed the Redemption by Telephone portion of the account application and your Fund shares are held directly in your name, you may redeem shares directly on any business day the NYSE is open by calling the Funds’ Transfer Agent at 1-800-251-1970 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated. Redemption proceeds may also be sent to your designated bank account via electronic funds transfer through the Automated Clearing House (ACH) system. To utilize the ACH system, you must have bank information on your account. There is no charge for this service. Proceeds are normally credited within three business days. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for retirement plan accounts.

By using telephone redemption privileges, you authorize the Funds and their Transfer Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the account application. The Funds and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Funds nor the Transfer Agent will be liable for any loss, liability, or cost that results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Funds may change, modify, or terminate these privileges at any time upon at least 60 days notice to shareholders.

Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

You may request telephone redemption privileges after your account is opened; however, the authorization form will require a separate signature guarantee.

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Systematic Withdrawal Plan (SWP)

•      You may arrange to make monthly, quarterly or annual redemptions of $100 or more.

•      Your account balance must be at least $10,000 at the time you begin the plan. The account value is based upon the net asset value.

•	Your SWP may be made on the 5th or the 20th of each month. If the day you designate falls on a weekend or legal holiday, the distribution will take place on the following business day.

Payment of Redemption Proceeds

If you own your shares through a Servicing Agent, the Servicing Agent will credit your account promptly in accordance with the Servicing Agent’s procedures. If you own your shares directly (in your own name), payments for telephone redemptions are sent on the day after the telephone call is received; payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a request that meets requirements described above. However, the Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the Securities and Exchange Commission. If shares were purchased by check and then redeemed shortly after the check is received, the Funds may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process which may take up to 15 calendar days. This delay may be avoided by investing by wire.

Tools to Combat Frequent Transactions

The Funds are intended for long-term investors and do not accommodate frequent transactions. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders.

The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. The Board of Trustees has developed a market timing policy, which takes steps to reduce the frequency and effect of these activities in the Funds. These steps include monitoring trading activity and using fair value pricing procedures, as determined by the Funds’ Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests.

The Funds’ market timing policy is applied uniformly to all shareholders. The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Funds in their sole discretion. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order (including exchanges) from any shareholder the Funds believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Funds. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

Trading Practices

Currently, the Funds reserve the right, in their sole discretion, to identify trading practices as abusive. The Funds may deem the sale of all or a substantial portion of a shareholder's purchase of fund shares to be abusive. In addition, the Funds reserve the right to accept purchases and exchanges if they believe that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information. However, the Funds and financial intermediaries attempt monitor aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Fair Value Pricing
The Board of Trustees has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Funds holding such assets does not represent fair value. The Funds may also fair value a security if the Funds or the Adviser believes that the market price is stale.

Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the Funds. The Board of Trustees has also developed procedures to monitor pricing policies and operations under the fair value procedures.

Other Redemption Considerations

The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Funds’ investment program and create additional transaction costs that are borne by all shareholders.

When redeeming shares of the Funds, shareholders should consider the following:

1.	The redemption may result in a taxable gain.

2.	Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

3.	The Funds may delay the payment of redemption proceeds for up to seven calendar days in all cases.

4.	If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 calendar days from the date of purchase).

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The Funds may pay redemption requests “in kind.” This means that the Funds will pay redemption requests entirely or partially with securities rather than with cah. Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Funds’ NAV, the Funds have the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Funds’ NAV in securities instead of cash. If the Funds pay your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Distribution and Service Fees - Other Payments to Third Parties

In addition to paying fees under the Funds’ Rule 12b-1 Plan and Shareholder Servicing Plan, the Funds may pay service fees to intermediaries such as banks, broker-deales, financial advisors or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out if its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensationto intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Short-Term Government Fund and the Total Return Bond Fund each distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. You have two distribution options:

•	Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•  All Cash Option - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the purchase application. You may change your election by writing to the Transfer Agent or by calling 1-800-251-1970.

Each Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income or at a lower rate as qualified, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Funds, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

If you elect to have dividends and capital gains paid in cash, the Funds will automatically reinvest distributions under $10 in additional shares of the Funds.

If you elect to receive dividends and capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the Funds’ current net asset value, and to reinvest all subsequent distributions.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Predecessor Fund’s financial performance for the past five years. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Predecessor Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP, along with the Predecessor Funds’ financial statements, are included in the Annual Report which is available upon request. Tait, Weller & Baker has been retained as the independent registered public accounting firm for the PIA Funds.

Predecessor PIA Short-Term Government Securities Fund

	For the Years Ended
	11/30/04	11/30/03	11/30/02	11/30/01	11/30/00
Net Asset Value, Beginning of Year	$10.15	$10.29	$10.36	$10.12	$10.07

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income	0.25	0.20	0.36	0.52	0.66
Net Realized and Unrealized Gain/(Loss)
on Investments	(0.12)	(0.04)	(0.07)	0.25	0.05
Total from Investment Operations	0.13	0.16	0.29	0.77	0.71

LESS DISTRIBUTIONS:
Dividends from Net Investment Income	(0.25)	(0.28)	(0.35)	(0.52)	(0.66)
Distributions from Net Realized Gains	—	(0.02)	(0.01)	—	—
Tax Return of Capital	—	—	—	(0.01)	—
Total Distributions	(0.25)	(0.30)	(0.36)	(0.53)	(0.66)
Net Asset Value, End of Year	$10.03	$10.15	$10.29	$10.36	$10.12

TOTAL RETURN	1.33%	1.56%	2.87%	7.74%	7.30%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000’s)	$48,350	$69,482	$72,743	$71,141	$47,191
Ratio of Expenses to Average Net Assets:
Net of Waivers and Reimbursements	0.35%	0.35%	0.35%	0.33%	0.30%
Before Waivers and Reimbursements	0.66%	0.59%	0.58%	0.46%	0.48%
Ratio of Net Investment Income
to Average Net Assets:
Net of Waivers and Reimbursements	1.88%	1.99%	3.16%	4.97%	6.49%
Before Waivers and Reimbursements	1.57%	1.75%	2.93%	4.84%	6.31%
Portfolio Turnover Rate	28%	74%	185%	121%	89%

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Predecessor PIA Total Return Bond Fund

	For the Years Ended
	11/30/04	11/30/03	11/30/02	11/30/01	11/30/00
Net Asset Value, Beginning of Year	$19.41	$19.91	$20.15	$19.23	$18.92

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income	0.74	0.94	0.94	1.13	1.24
Net Realized and Unrealized Gain/(Loss)
on Investments	(0.19)	(0.05)	(0.13)	0.93	0.31
Total from Investment Operations	0.55	0.89	0.81	2.06	1.55

LESS DISTRIBUTIONS:
Dividends from Net Investment Income	(0.73)	(1.00)	(0.91)	(1.14)	(1.24)
Distributions from Net Realized Gains	(0.64)	(0.39)	(0.14)	—	—
Total Distributions	(1.37)	(1.39)	(1.05)	(1.14)	(1.24)
Net Asset Value, End of Year	$18.59	$19.41	$19.91	$20.15	$19.23

TOTAL RETURN	2.94%	4.60%	4.17%	10.94%	8.54%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000’s)	$14,403	$39,051	$60,008	$59,473	$34,545
Ratio of Expenses to Average Net Assets:
Net of Waivers and Reimbursements	0.47%	0.45%	0.45%	0.43%	0.40%
Before Waivers and Reimbursements	0.99%	0.73%	0.70%	0.55%	0.61%
Ratio of Net Investment Income
to Average Net Assets:
Net of Waivers and Reimbursements	3.53%	4.69%	4.76%	5.61%	6.61%
Before Waivers and Reimbursements	3.01%	4.41%	4.51%	5.49%	6.40%
Portfolio Turnover Rate	316%	190%	297%	134%	46%

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PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

NOT A PART OF THE PROSPECTUS

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PIA Funds

Each a series of Advisors Series Trust

FOR MORE INFORMATION

To learn more about the PIA Funds you may want to read the PIA Funds’ Statement of Additional Information (or “SAI”) which contains additional information about the PIA Funds. The PIA Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the PIA Funds’ investments by reading the Predecessor PIA Funds’ Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Predecessor PIA Funds during their last fiscal year.

The SAI and the Annual and Semi-Annual reports are all available to shareholders and prospective investors without charge.

Prospective investors and shareholders who have questions about the PIA Funds may also call the following number or write to the following address:

PIA Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-251-1970

The general public can review and copy information about the PIA Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call (202) 942-8090 for information on the operations of the Public Reference Room.) Reports and other information about PIA Mutual Funds, including the PIA Funds, are also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

(The Trust’s SEC Investment Company Act file number is 811-07959)

23

The PIA Funds

PROSPECTUS
March 30, 2005

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